First Quarter 2025 Investor Presentation

This presentation may contain various statements about Renasant Corporation (“Renasant,” “we,” “our,” or “us”) that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “projects,” “anticipates,” “intends,” “estimates,” “plans,” “potential,” “focus,” “possible,” “may increase,” “may fluctuate,” “will likely result,” and similar expressions, or future or conditional verbs such as “will,” “should,” “would” and “could,” are generally forward-looking in nature and not historical facts. Forward-looking statements include information about our future financial performance, business strategy, projected plans and objectives and are based on the current beliefs and expectations of management. We believe these forward-looking statements are reasonable, but they are all inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions about future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements; such differences may be material. Prospective investors are cautioned that any forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date they are made. Important factors currently known to management that could cause our actual results to differ materially from those in forward-looking statements include the following: (i) Renasant’s ability to efficiently integrate acquisitions (including its recently-completed merger with The First Bancshares, Inc.) (“The First”) into its operations, retain the customers of these businesses, grow the acquired operations and realize the cost savings expected from an acquisition to the extent and in the timeframe anticipated by management (including the possibility that such cost savings will not be realized when expected, or at all, as a result of the impact of, or challenges arising from, the integration of the acquired assets and assumed liabilities into Renasant, potential adverse reactions or changes to business or employee relationships, or as a result of other unexpected factors or events); (ii) potential exposure to unknown or contingent risks and liabilities we have acquired, or may acquire, or target for acquisition, including in connection with our merger with The First; (iii) the effect of economic conditions and interest rates on a national, regional or international basis; (iv) timing and success of the implementation of changes in operations to achieve enhanced earnings or effect cost savings; (v) competitive pressures in the consumer finance, commercial finance, financial services, asset management, retail banking, factoring and mortgage lending and auto lending industries; (vi) the financial resources of, and products available from, competitors; (vii) changes in laws and regulations as well as changes in accounting standards; (viii) changes in governmental and regulatory policy, whether applicable specifically to financial institutions or impacting the United States generally (such as, for example, changes in trade policy); (ix) increased scrutiny by, and/or additional regulatory requirements of, regulatory agencies as a result of our merger with The First; (x) changes in the securities and foreign exchange markets; (xi) Renasant’s potential growth, including its entrance or expansion into new markets, and the need for sufficient capital to support that growth; (xii) changes in the quality or composition of our loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers or issuers of investment securities, or the impact of interest rates on the value of our investment securities portfolio; (xiii) an insufficient allowance for credit losses as a result of inaccurate assumptions; (xiv) changes in the sources and costs of the capital we use to make loans and otherwise fund our operations, due to deposit outflows, changes in the mix of deposits and the cost and availability of borrowings; (xv) general economic, market or business conditions, including the impact of inflation; (xvi) changes in demand for loan and deposit products and other financial services; (xvii) concentrations of credit or deposit exposure; (xviii) changes or the lack of changes in interest rates, yield curves and interest rate spread relationships; (xix) increased cybersecurity risk, including potential network breaches, business disruptions or financial losses; (xx) civil unrest, natural disasters, epidemics and other catastrophic events in our geographic area; (xxi) geopolitical conditions, including acts or threats of terrorism, and actions taken by the United States or other governments in response to acts or threats of terrorism and/or military conflicts, which could impact business and economic conditions in the United States and abroad; (xxii) the impact, extent and timing of technological changes; and (xxiii) other circumstances, many of which are beyond management’s control. Management believes that the assumptions underlying our forward-looking statements are reasonable, but any of the assumptions could prove to be inaccurate. Investors are urged to carefully consider the risks described in Renasant’s filings with the Securities and Exchange Commission (“SEC”) from time to time, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, which are available at www.renasant.com and the SEC’s website at www.sec.gov. We undertake no obligation, and specifically disclaim any obligation, to update or revise our forward-looking statements, whether as a result of new information or to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by federal securities laws. Forward-Looking Statements 2

Snapshot Assets: $18.3 billion Loans: 13.1 Deposits: 14.8 Equity: 2.7 Loans and Deposits by State MS 20% AL 28% FL 7% Other 1% GA 29% TN 15% Loans MS 42% AL 15% FL 3% GA 30% TN 10% Deposits Footprint *Republic Business Credit operates on a nationwide basis. Locations in California, Illinois and Texas are not shown. Overview 3 Note: As of March 31, 2025

• Net income of $41.5 million with diluted EPS of $0.65 and adjusted diluted EPS (non-GAAP)(1) of $0.66 • Net interest margin increased 9 basis points linked quarter to 3.45% • Loans increased $170.6 million, or 5.4% annualized • Deposits increased $199.5 million, with noninterest bearing deposits increasing $137.4 million, linked quarter • Cost of total deposits decreased 13 basis points to 2.22%; noninterest-bearing deposits represented 24.0% of total deposits • The ratio of the allowance for credit losses on loans to total loans decreased 1 basis point to 1.56% linked quarter • Nonperforming loans represented 0.76% of total loans, a decrease of 12 basis points linked quarter First Quarter Highlights 4(1) Adjusted diluted EPS is a non-GAAP financial measure. See slide 26 in the appendix for a description of exclusions and a reconciliation of this non-GAAP financial measure to GAAP.

Balance Sheet

Assets



$17,346
$17,510
$17,959
$18,035
$18,271
1Q 2024
2Q 2024
3Q 2024
4Q 2024
1Q 2025

Loans



$12,501
$12,605
$12,628
$12,885
$13,056
1Q 2024
2Q 2024
3Q 2024
4Q 2024
1Q 2025

Deposits



$14,237
$14,255
$14,510
$14,573
$14,772
1Q 2024
2Q 2024
3Q 2024
4Q 2024
1Q 2025

Equity



$2,322
$2,355
$2,658
$2,678
$2,727
1Q 2024
2Q 2024
3Q 2024
4Q 2024
1Q 2025

Note: Dollars in millions

5

6 Core Deposit Funding Composition Granularity • Average deposit account balance is $36 thousand; commercial and consumer deposit accounts, excluding time deposit accounts, averaged approximately $102 thousand and $14 thousand, respectively • Top 20 depositors, excluding public funds, comprise 4.5% of total deposits Customer Consumer 48% Commercial 35% Public Funds 17% Commercial Construction 17% Professional Services 10% Real Estate 14% Financial 14% Manufacturing 7% Trade 10% Health Care 5% Other Services 17% Other 6% Note: As of March 31, 2025 *Includes money market 24% 54% 5% 17% Noninterest-bearing Interest-bearing* Savings Time

7 Liquidity Position Cash and Securities to Total Assets 16.2% 15.9% 17.8% 16.9% 17.5% $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 Loans to Deposits 88% 88% 87% 88% 88% $1 $1 $1 $1 $1 $1 $1 $1 $1 $1 $1 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 Average Interest Earning Asset Mix (1Q 2025) 81% 1% 13% 5% Loans Held for Investment Loans Held for Sale Securities Interest Bearing Balances with Banks

8 Capital 13.39% 13.45% 14.80% 14.85% 14.93% 8.04% 8.16% 9.76% 9.84% 9.99% 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 Equity to Assets / Tangible Common Equity Ratio (non-GAAP)* Shareholders' equity to assets Tangible common equity ratio (non-GAAP)* $41.25 $41.77 $41.82 $42.13 $42.79 $23.32 $23.89 $26.02 $26.36 $27.07 $5 $10 $15 $20 $25 $30 $35 $40 $45 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 Book Value / TBV (non-GAAP)* Book Value Tangible Book Value (non-GAAP)* * Tangible Common Equity Ratio and Tangible Book Value are non-GAAP financial measures. See slide 31 in the appendix for a description of the exclusions and a reconciliation of these non-GAAP financial measures to GAAP. 10.59% 10.75% 12.88% 12.73% 12.59% 15.00% 15.15% 17.32% 17.08% 16.89% $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 CET1 / TRBC Common equity tier 1 capital ratio Total risk-based capital ratio Highlights • The Company has a $100.0 million stock repurchase program under which the Company is authorized to repurchase outstanding shares of its common stock either in open market purchases or privately-negotiated transactions. There was no buyback activity during the first quarter of 2025

9 Asset Quality 2.76% 2.62% 3.02% 2.89% 2.45% 2.00% 2.50% 3.00% 3.50% 4.00% 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 Criticized Loans/Total Loans 0.48% 0.23% 0.14% 0.31% 0.31% 0.0% 0.5% 1.0% 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 Loans 30-89 Days Past Due/ Total Loans 0.01% 0.18% 0.02% 0.05% 0.00% 0.0% 0.5% 1.0% 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 Net Charge-offs / Average Loans 1.61% 1.59% 1.59% 1.57% 1.56% 0.0% 1.0% 2.0% 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 Allowance/Total Loans 271% 204% 168% 178% 207% 0% 200% 400% 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 Allowance/Nonperforming Loans 0.48% 0.60% 0.71% 0.68% 0.59% 0.0% 0.5% 1.0% 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 NPAs/Total Assets

10 Profitability Note: Dollars in millions except per share amounts. *Adjusted Diluted EPS, Adjusted Net Income, Adjusted Net Interest Income (FTE), PPNR and Adjusted PPNR are non-GAAP financial measures. See slides 24, 25, 26 and 28 in the appendix for a description of the exclusions and a reconciliation of these non-GAAP financial measures to GAAP. $0.70 $0.69 $1.18 $0.70 $0.65 $0.65 $0.69 $0.70 $0.73 $0.66 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 Diluted EPS / Adjusted Diluted EPS (non-GAAP)* Diluted EPS (GAAP) Adjusted Diluted EPS (non-GAAP)* $125.9 $127.6 $133.6 $135.5 $137.4 $124.9 $126.8 $131.8 $134.7 $135.8 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 Net Interest Income (FTE) / Adjusted Net Interest Income (FTE) (non-GAAP)* Net interest income (FTE) Adjusted net interest income (FTE) (non-GAAP)* $51.8 $51.8 $98.3 $52.4 $56.7 $48.2 $51.8 $56.2 $54.2 $57.5 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 PPNR (non-GAAP)* / Adjusted PPNR (non-GAAP)* PPNR (non-GAAP)* Adjusted PPNR (non-GAAP)* $39.4 $38.8 $72.5 $44.7 $41.5 $36.6 $38.8 $43.0 $46.5 $42.1 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 Net Income / Adjusted Net Income (non-GAAP)* Net Income Adjusted Net Income (non-GAAP)*

11 Profitability Ratios *Adjusted ROAA, Adjusted ROTCE, PPNR/Average Assets, Adjusted PPNR/Average Assets and Adjusted Efficiency Ratio are non-GAAP financial measures. See slides 25, 27 and 30 in the appendix for a description of the exclusions and a reconciliation of these non-GAAP financial measures to GAAP. 6.85% 6.68% 11.29% 6.70% 6.25% 11.58% 12.04% 11.26% 11.38% 10.30% 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 ROAE / Adjusted ROTCE (non-GAAP)* ROAE (GAAP) ROTCE (Adjusted) (non-GAAP)* 0.92% 0.90% 1.63% 0.99% 0.94% 0.86% 0.90% 0.97% 1.03% 0.95% 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 ROAA / Adjusted ROAA (non-GAAP*) ROAA (GAAP) ROAA (Adjusted) (non-GAAP)* 68% 67% 55% 68% 66% 68% 67% 65% 66% 64% 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 Efficiency Ratio / Adjusted Efficiency Ratio (non-GAAP)* Efficiency Ratio (GAAP) Adjusted Efficiency Ratio (non-GAAP)* 1.21% 1.20% 2.21% 1.16% 1.28% 1.13% 1.20% 1.27% 1.20% 1.30% 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 PPNR (non-GAAP)* / Adjusted PPNR Ratios (non- GAAP)* PPNR/Average Assets (non-GAAP)* Adjusted PPNR/Average Assets (non-GAAP)*

12 Net Interest Margin (FTE), Loan Yield and Cost of Deposits *Adjusted Net Interest Margin (FTE) and Adjusted Loan Yield are non-GAAP financial measures. See slides 28 and 29 in the appendix for a description of the exclusions and a reconciliation of these non-GAAP financial measures to GAAP. 3.30% 3.31% 3.36% 3.36% 3.45% 3.28% 3.29% 3.32% 3.34% 3.42% 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 Net Interest Margin (FTE) / Adjusted Net Interest Margin (FTE)(non-GAAP)* Net Interest Margin Adjusted Net Interest Margin (FTE)(non-GAAP)* 6.30% 6.41% 6.47% 6.29% 6.24% 6.27% 6.38% 6.41% 6.27% 6.19% 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 Loan Yield / Adjusted Loan Yield (non-GAAP)* Loan yield Adjusted Loan Yield (non-GAAP)* 2.35% 2.47% 2.51% 2.35% 2.22% 3.13% 3.28% 3.32% 3.09% 2.89% 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 Cost of Deposits Total cost of deposits Cost of total interest-bearing deposits

Noninterest Income / Total Revenue $41.4 $38.8 $89.3 $34.2 $36.4 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 Noninterest Income 89% 5%6% YTD Total Revenue(1) Community Banking Wealth Management Mortgage • Noninterest income increased $2.2 million on a linked quarter basis. An increase in mortgage banking income and gains on the sale of SBA loans contributed to the increase Note: Dollars in millions (1) Total revenue is calculated as net interest income plus noninterest income. 13 Service Charges 29% Fees and Commissions 10%Wealth Management 20% Mortgage Banking 22% Other 19% Mix - 1Q 2025

14 Noninterest Expense ($ in thousands) 4Q24 1Q25 Change Salaries and employee benefits 70,260$ 71,957$ 1,697$ Data processing 4,145 4,089 (56) Net occupancy and equipment 11,312 11,754 442 Advertising and public relations 3,840 4,297 457 Merger and conversion expenses 2,076 791 (1,285) Other 23,114 20,988 (2,126) Total 114,747$ 113,876$ (871)$ $112.9 $112.0 $122.0 $114.7 $113.9 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 Salaries and employee benefits 63% Data processing 4% Net occupancy and equipment 10% Advertising and public relations 4% Merger and conversion expenses 1% Other 18% Mix - 1Q 2025 • Noninterest expense decreased $0.9 million on a linked quarter basis. Merger and conversion expenses decreased $1.3 million on a linked quarter basis ($ in millions)

Appendix

16 Available Liquidity and Uninsured Deposits $9.6 $4.6 Available sources Uninsured and uncollateralized deposits Uninsured Deposits Uncollateralized 4.6$ 31.1 % Collateralized public funds 2.0 13.5 Total 6.6$ 44.6% % of Total Deposits Internal Sources Cash and cash equivalents 1.1$ Unencumbered securities(1) 0.9 External Sources FHLB borrowing capacity(2) 3.8 Federal Reserve Discount Window 0.7 Other(3) 3.1 Total 9.6$ Liquidity Sources Note: As of March 31, 2025; dollars in billions (1) Approximately $149 million of the unencumbered securities are placed at the Fed (2) Does not include loans participated to REITs that could be moved to Renasant Bank and pledged for additional capacity (3) Includes untapped brokered CDs (per internal policy limits) and unsecured lines of credit

17 Securities Composition (at amortized cost) Highlights • Represents 11.5% of total assets • Duration of 4.6 years • 50% of portfolio HTM • 10.7% of HTM are CRA investments • 25.7% of HTM are Municipals • Unrealized losses in AOCI on securities totaled $173.9 million ($130.7 million, net of tax); this includes unrealized losses in AOCI on HTM securities of $62.7 million ($46.8 million, net of tax) Note: As of March 31, 2025 Agency CMO 39% Agency MBS 27% Municipal 14% Agency CMBS 11% SBA 7% Other 2% $2.2 Billion

18 Non-Owner Occupied CRE – Term* Non-Owner Occupied CRE – Term* Note: As of March 31, 2025. LTV is calculated using the most recent appraisal available. *Excludes construction 17% 10% 11% 25% 7% 7% 16% 5% 2% Warehouse/Industrial Hotels Self Storage Multi-family Medical Office Office (non-medical) Retail Senior Housing Other % of Loans 32.6% Avg Loan Size1 $2.2 million WA LTV 0.00% 0.75% 54.3% 30-89 Days NPLs2 Highlights Office (Non-Medical) Multi-Family Fair Value $312.3-- $1,051.0- Avg Loan Size1 1.0-- 3.8-- % of Loans 2.4% 8.1% Past Due or nonaccural2 5.7 0.0 ACL Reserve3 3.4 1.2 WA LTV 55.9 52.6 Loans <75% LTV 84.5 99.5 In Footprint 99.0 99.7 Q1 Loan Growth -4.0 6.7 (1) Based on commitment amount (2) Ninety-five percent of Office past dues are represented by one loan (3) Includes reserves for both loans accounted for in pools and those individually evaluated Note: Dollars in millions

19 Construction Composition Note: As of March 31, 2025; LTV is calculated using the most recent appraisal available. Highlights 25% 10% 23% 7% 4% 13% 13% 2% 3% 1-4 Family Commercial Owner-Occupied Multi-family Office Retail Self Storage Warehouse / Industrial Hotels Senior Housing Average Loan Size1 $1.89 million Total Loans 8.4% Past Due or Nonaccrual 0.3% Weighted Average LTV 60.2% (1) Based on commitment amount

Forward-Looking Statements 20 ACL / Loss Absorption ($ in thousands) ACL ACL as a % of Loans ACL ACL as a % of Loans Commercial, Financial, Agricultural 38,527$ 2.04 38,240$ 2.02 Lease Financing Receivables 3,368 3.72 3,644 4.27 Real Estate - 1-4 Family Mortgage 47,832 1.37 50,913 1.42 Real Estate - Commercial Mortgage 90,361 1.45 88,080 1.39 Real Estate - Construction 15,126 1.38 16,561 1.51 Installment loans to individuals 6,542 7.31 6,493 7.46 Allowance for Credit Losses on Loans 201,756 1.57 203,931 1.56 Allowance for Credit Losses on Deferred Interest 732 688 Reserve for Unfunded Commitments 14,943 17,643 Total Reserves 217,431 222,262 Purchase Accounting Discounts 5,021 4,463 Total Loss Absorption Capacity 222,452$ 226,725$ 3/31/202512/31/2024

21 Mortgage Banking Mortgage Banking Income ($ in thousands) 1Q24 4Q24 1Q25 Gain on sales of loans, net 4,535$ 2,379$ 4,500$ Fees, net 1,854 2,850 2,317 Mortgage servicing income, net 4,981 1,632 1,330 Mortgage banking income, net 11,370$ 6,861$ 8,147$ $444.3 $560.3 $543.6 $482.3 $632.1 $- $100 $200 $300 $400 $500 $600 $700 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 Locked Volume (in millions) Mix (in %) 1Q24 4Q24 1Q25 Wholesale 51 39 39 Retail 49 61 61 Purchase 88 89 80 Refinance 12 11 20 Gain on sale margin* 1.78% 1.69% 1.56% 2.01% 1.42% 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 *Gain on sale margin excludes pipeline fair value adjustments and buyback reserve activity included in “Gain on sales of loans, net” in the table above

Acquisition of The First

Strong Strategic Partner

- Creates a leading Southeast bank with ~$25 billion in combined assets
- Familiarity and culture mitigate risk
- Strengthens demographic profile and adds density

Sound FBMS Fundamentals

- Granular and diverse core deposit base
- Strong credit metrics
- Excess liquidity

Financially Compelling

- Accelerates profitability improvement
- Meaningful EPS accretion
- Capital ratios well-positioned



Arkansas
Tennessee
Mississippi
Alabama
Georgia
Louisiana
Florida
South Carolina
North Carolina
Nashville
Knoxville
Winston-Salem
Raleigh
Memphis
Chattanooga
Charlotte
Huntsville
Tupelo
Greenville
Birmingham
Atlanta
Columbia
Jackson
Montgomery
Columbus
Charleston
Hattiesburg
Savannah
Mobile
Baton Rouge
New Orleans
Pensacola
Destin
Tallahassee
Jacksonville
Orlando
Tampa
Branches
RENASANT | 161
TheFirst | 111

Combined Highlights	Forward Profitability Metrics[(1)]
~$25B Assets	1.3% 2025E ROAA
~$18B Loans	16% 2025E ROATCE
~$21B Deposits	56% 2025E Efficiency Ratio

Note: Data as of June 30, 2024.
(1) Inclusive of assumptions detailed on slide 13 of the Merger Investor Presentation filed with the SEC on July 29, 2024. For illustrative purposes, assumes transaction closed on January 1, 2025 and assumes fully phased-in cost savings.

22

Reconciliation of Non- GAAP Disclosures

Forward-Looking Statements 24 Reconciliation of Non-GAAP Disclosures Pre-Provision Net Revenue and Adjusted Pre-Provision Net Revenue $ in thousands 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 Net income (GAAP) 39,409$ 38,846$ 72,455$ 44,747$ 41,518$ Income taxes 9,912 9,666 24,924 5,006 10,448 Provision for credit losses (including unfunded commitments) 2,438 3,300 935 2,600 4,750 Pre-provision net revenue (non-GAAP) 51,759$ 51,812$ 98,314$ 52,353$ 56,716$ Merger and conversion expense - - 11,273 2,076 791 Gain on extinguishment of debt (56) - - - - Gain on sale of MSR (3,472) - - (252) - Gain on sale of insurance agency - - (53,349) - - Losses on security sales (including impairments) - - - - - Adjusted pre-provision net revenue (non-GAAP) 48,231$ 51,812$ 56,238$ 54,177$ 57,507$

25 Reconciliation of Non-GAAP Disclosures Pre-Provision Net Revenue/Average Assets and Adjusted Pre-Provision Net Revenue/Average Assets $ in thousands 1Q 2024 2Q 2024 3Q 2024 Net income (GAAP) 39,409$ 38,846$ 72,455$ 44,747$ 41,518$ Merger and conversion expense - - 11,273 2,076 791 Gain on extinguishment of debt (56) - - - - Gain on sale of MSR (3,472) - - (252) - Gain on sale of insrunace agency - - (53,349) - - Losses on security sales (including impairments) - - - - - Tax effect of adjustments noted above(1) 691 - 12,581 (113) (198) Adjusted net income (non-GAAP) 36,572$ 38,846$ 42,960$ 46,458$ 42,111$ Pre-provision net revenue (non-GAAP) 51,759$ 51,812$ 98,314$ 52,353$ 56,716$ Adjusted pre-provision net revenue (non-GAAP)(2) 48,231$ 51,812$ 56,238$ 54,117$ 57,507$ Total average assets 17,203,013$ 17,371,369$ 17,681,664$ 17,943,148$ 17,989,636$ Return on Average Assets (GAAP) % 0.92% 0.90% 1.63% 0.99% 0.94 Return on Average Assets (Adjusted) (non-GAAP) 0.86 0.90 0.97 1.03 0.95 Pre-provision net revenue/Average assets (non-GAAP) 1.21 1.20 2.21 1.16 1.28 Adjusted pre-provision net revenue/Average assets (non-GAAP) 1.13 1.20 1.27 1.20 1.30 4Q 2024 1Q 2025 (1) Tax effect is calculated based on the respective legal entity’s appropriate federal and state tax rates (as applicable) for the period, and includes the estimated impact of both current and deferred tax expense. The tax effect of the discrete gain on sale of insurance agency was calculated based on an estimated tax rate of 27.0%. See slide 24 for a reconciliation of Pre-provision net revenue and Adjusted pre-provision net revenue.

Forward-Looking Statements 26 Reconciliation of Non-GAAP Disclosures Adjusted Diluted Earnings Per Share $ in thousands 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 Net income (GAAP) 39,409$ 38,846$ 72,455$ 44,747$ 41,518$ Merger and conversion expense - - 11,273 2,076 791 Gain on extinguishment of debt (56) - - - - Gain on sale of MSR (3,472) - - (252) - Gain on sale of insurancy agency - - (53,349) - - Losses on security sales (including impairments) - - - - - Tax effect of adjustments noted above(1) 691 - 12,581 (113) (198) Adjusted net income (non-GAAP) 36,572$ 38,846$ 42,960$ 46,458$ 42,111$ Diluted shares outstanding (average) 56,531,078 56,684,626 61,632,448 64,056,303 64,028,025 Diluted EPS (GAAP) 0.70$ 0.69$ 1.18$ 0.70$ 0.65$ Adjusted Diluted EPS (non-GAAP) 0.65$ 0.69$ 0.70$ 0.73$ 0.66$ (1) Tax effect is calculated based on the respective legal entity’s appropriate federal and state tax rates (as applicable) for the period, and includes the estimated impact of both current and deferred tax expense. The tax effect of the discrete gain on sale of insurance agency was calculated based on an estimated tax rate of 27.0%.

Reconciliation of Non-GAAP Disclosures

Return on Average Tangible Common Equity (Adjusted)

$ in thousands	1Q 2024	2Q 2024	3Q 2024	4Q 2024	1Q 2025
Net income (GAAP)	$ 39,409	$ 38,846	$ 72,455	$ 44,747	$ 41,518
Merger and conversion expense	-	-	11,273	2,076	791
Gain on extinguishment of debt	(56)	-	-	-	-
Gain on sale of MSR	(3,472)	-	-	(252)	-
Gain on sale of insurance agency	-	-	(53,349)	-	-
Losses on security sales (including impairments)	-	-	-	-	-
Tax effect of adjustments noted above[(1)]	691	-	12,581	(113)	(198)
Adjusted net income (non-GAAP)	$ 36,572	$ 38,846	$ 42,960	$ 46,458	$ 42,111
Amortization of intangibles	1,212	1,186	1,160	1,133	1,080
Tax effect of adjustment noted above[(1)]	(237)	(233)	(296)	(283)	(270)
Adjusted tangible net income (non-GAAP)	$ 37,547	$ 39,799	$ 43,824	$ 47,308	$ 42,921
Average shareholders' equity (GAAP)	$ 2,314,281	$ 2,337,731	$ 2,553,586	$ 2,656,885	$ 2,692,681
Intangibles	1,009,825	1,008,638	1,004,701	1,003,551	1,002,511
Average tangible shareholders' equity (non-GAAP)	$ 1,304,456	$ 1,329,093	$ 1,548,885	$ 1,653,334	$ 1,690,170
Return on Average Equity (GAAP)	% 6.85 %	6.68 %	11.29 %	6.70 %	6.25 %
Return on Average Tangible Common Equity (Adjusted) (non-GAAP)	11.58	12.04	11.26	11.38	10.30

(1) Tax effect is calculated based on the respective legal entity's appropriate federal and state tax rates (as applicable) for the period, and includes the estimated impact of both current and deferred tax expense. The tax effect of the discrete gain on sale of insurance agency was calculated based on an estimated tax rate of 27.0%.

27

Forward-Looking Statements 28 Reconciliation of Non-GAAP Disclosures Adjusted Net Interest Income (FTE) and Adjusted Net Interest Margin $ in thousands 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 Net interest income (FTE) (GAAP) 125,850$ 127,598$ 133,576$ 135,502$ 137,432$ Less: Net interest income collected on problem loans 123 (146) 642 151 1,026 Accretable yield recognized on purchased loans 800 897 1,089 616 558 Net interest income adjustments 923$ 751$ 1,731$ 767$ 1,584$ Adjusted net interest income (FTE) (non-GAAP) 124,927$ 126,847$ 131,845$ 134,735$ 135,848$ Total average earning assets 15,295,790$ 15,486,446$ 15,807,569$ 16,068,893$ 16,135,864$ Net interest margin (GAAP) % 3.30% 3.31% 3.36% 3.36% 3.45 % Adjusted net interest margin (non-GAAP) 3.28 3.29 3.32 3.34 3.42

29 Reconciliation of Non-GAAP Disclosures Adjusted Loan Yield $ in thousands 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 Loan interest income (FTE) (GAAP) 194,640$ 200,670$ 204,935$ 201,562$ 199,504$ Less: Net interest income collected on problem loans 123 (146) 642 151 1,026 Accretable yield recognized on purchased loans 800 897 1,089 616 558 Adjusted loan interest income (FTE) (non-GAAP) 193,717$ 199,919$ 203,204$ 200,795$ 197,920$ Total average loans 12,407,976$ 12,575,651$ 12,584,104$ 12,746,941$ 12,966,869$ Loan yield (GAAP) 6.30% 6.41% 6.47% 6.29% 6.24 % Adjusted loan yield (non-GAAP) 6.27 6.38 6.41 6.27 6.19

Forward-Looking Statements 30 Reconciliation of Non-GAAP Disclosures Adjusted Efficiency Ratio $ in thousands 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 Net interest income (FTE) (GAAP) 125,850$ 127,598$ 133,576$ 135,502$ 137,432$ Total noninterest income (GAAP) 41,381 38,762 89,299 34,218 36,395 Gain on extinguishment of debt 56 - - - - Gain on sale of MSR 3,472 - - 252 - Gain on sale of insurance agency - - 53,349 - - Adjusted total noninterest income (non-GAAP) 37,853$ 38,762$ 35,950$ 33,966$ 36,395$ Total income (FTE) (non-GAAP) 163,703$ 166,360$ 169,526$ 169,468$ 173,827$ Total noninterest expense (GAAP) 112,912$ 111,976$ 121,983$ 114,747$ 113,876$ Amortization of intangibles 1,212 1,186 1,160 1,133 1,080 Merger-related expenses - - 11,273 2,076 791 Adjusted total noninterest expense (non-GAAP) 111,700$ 110,790$ 109,550$ 111,538$ 112,005$ Efficiency Ratio (GAAP) 67.52% 67.31% 54.73% 67.61% 65.51 % Adjusted Efficiency Ratio (non-GAAP) 68.23 66.60 64.62 65.82 64.43

31 Reconciliation of Non-GAAP Disclosures Tangible Common Equity and Tangible Book Value $ in thousands 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 Shareholders' equity (GAAP) 2,322,350$ 2,354,701$ 2,658,078$ 2,678,318$ 2,727,105$ Intangibles 1,009,248 1,008,062 1,004,136 1,003,003 1,001,923 Tangible shareholders' equity (non-GAAP) 1,313,102$ 1,346,639$ 1,653,942$ 1,675,315$ 1,725,182$ Total assets (GAAP) 17,345,741$ 17,510,391$ 17,958,840$ 18,034,868$ 18,271,381$ Intangibles 1,009,248 1,008,062 1,004,136 1,003,003 1,001,923 Tangible assets (non-GAAP) 16,336,493$ 16,502,329$ 16,954,704$ 17,031,865$ 17,269,458$ Tangible Common Equity Ratio Shareholders' equity to assets (GAAP) 13.39% 13.45% 14.80% 14.85% 14.93 % Effect of adjustment for intangible assets 5.35 5.29 5.04 5.01 4.94 Tangible common equity ratio (non-GAAP) 8.04% 8.16% 9.76% 9.84% 9.99 % Tangible Book Value Shares Outstanding 56,304,860 56,367,924 63,564,028 63,565,690 63,739,467 Book Value (GAAP) 41.25$ 41.77$ 41.82$ 42.13$ 42.79$ Tangible Book Value (non-GAAP) 23.32$ 23.89$ 26.02$ 26.36$ 27.07$